UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09761

Direxion Insurance Trust

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.) 35th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Daniel D. O’Neill

1301 Avenue of the Americas (6th Ave.) 35th Floor

New York, NY 10019

(Name and address of agent for service)

646-572-3390

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

Item 1. Report to Stockholders.

1

DIREXION INSURANCE TRUST

ANNUAL REPORT DECEMBER 31, 2012

1301 Avenue of the Americas (6th Ave.), 35th Floor   New York, New York 10019   (800) 851-0511  www.direxionfunds.com

Dynamic VP HY Bond Fund

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Insurance Trust comprised of the Dynamic VP HY Bond Fund (“The Fund”) covers the period of January 1, 2012 to December 31, 2012 (the “Annual Period”). The Fund’s investment objective is to maximize total return (income plus capital appreciation) by investing primarily in high yield debt instruments, and derivatives of such instruments, with an emphasis on lower-quality debt instruments. The Fund continued to utilize investments in high yield exchange traded funds (“ETFs”) for most of its exposure, and maintained a bullish stance on the market. The Fund will typically have a 95-100% weighting in these ETFs, with some of this exposure accomplished via investments in swap contracts underlying these ETFs. Investing in swap contracts to obtain this exposure can adversely affect the Fund’s performance, but this drag to the performance is minimal. The Fund returned 9.13% for the Annual Period.

During the Annual Period, high yield securities produced solid returns that continued upwards throughout the majority of the year. May was the only month in which the Barclays U.S. Corporate High Yield Index showed significant negative returns, falling -1.31%. Despite this, the recurring theme throughout 2012 was the hunt for yield, and high yield investors were rewarded over the Annual Period as the Barclays U.S. Corporate High Yield Index rose 15.81%. Much of the gains in 2012 can be attributed to fiscal policy activities throughout the world, especially in Europe, and improved investor sentiments. Looking past the gains, the most notable aspect of 2012 for these high-yield investors were the equity-like returns (S&P 500 Index returned 16% over the Annual Period) without the equity-like volatility. For the Fund, however, investments allocated among several high yield ETFs and a consistent cash position resulted in some underperformance over the year.

As always, we thank you for using the Dynamic VP HY Bond Fund and we look forward to our mutual success.

Sincerely,

Daniel O’Neill Chief Investment Officer	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com. The performance of the Fund does not include the fees and expenses imposed under variable annuity contracts and variable life insurance policies and certain qualified pension and retirement plans, which would decrease the Fund’s performance returns.

An investment in the Fund is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

The risks associated with the funds are detailed in the prospectuses which include Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Commodities Risk, Concentration Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Debt Instrument Risk, Depositary Receipt Risk, Early Close/Trading Halt Risk, Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Gain Limitation Risk, Geographic Concentration Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Inverse Correlation Risk, Leverage Risk, Lower-Quality Debt Securities, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, and Negative Implications of Monthly Goals in Volatile Market.

The total annual fund operating expense ratio of the Dynamic VP HY Bond Fund is 1.89%, net of any fee waiver. The total annual fund operating expense ratio includes Acquired Fund Fees and Expenses, indirect fees and expenses that the Fund incurs that are required to be disclosed. Without Acquired Fund Fees and Expenses, the total annual fund operating expense ratio would be 1.60%.

The views in this report were those of the Adviser as of December 31, 2012 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Distributed by: Rafferty Capital Markets

Date of First Use: February 25, 2013

3

Dynamic VP HY Bond Fund

Performance Summary

February 1, 20051-December 31, 2012 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception (February 1, 2005)
Dynamic VP HY Bond Fund	9.13%	6.00%	3.32%	2.83%

Barclays Capital U.S. Corporate High-Yield Bond Index	15.81%	11.86%	10.34%	8.54%

Lipper High Yield Bond Fund Index	15.40%	10.90%	7.73%	6.82%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Barclays Capital U.S. Corporate High-Yield Bond Index and the Lipper High Yield Bond Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data quoted represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% of Net Assets
Investment Companies	70.9%
Swap Contracts	24.7%

Total Exposure	95.6%

“Market Exposure” includes the value of total investments (including the notional amount of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations was February 1, 2005.
[2]	As of December 31, 2012.

4	DIREXION DYNAMIC VP HY BOND FUND

Expense Example

December 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2012 — December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The following table does not reflect any fees and expenses imposed under variable annuity contracts and variable life insurance policies (“Contracts”) and certain qualified pension and retirement plans (“Plans”), which would increase overall fees and expenses. Please refer to your Contract or Plan Prospectus for a description of those fees and expenses.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION DYNAMIC VP HY BOND FUND	5

Expense Example Table

December 31, 2012 (Unaudited)

	Expense Ratio[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period[2]
Dynamic VP HY Bond Fund
Based on actual fund return	1.60%	$1,000.00	$1,052.00	$8.25
Based on hypothetical 5% return	1.60%	1,000.00	1,017.09	8.11

[1]	Annualized

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 366.

Allocation of Portfolio Holdings

December 31, 2012 (Unaudited)

	Cash*	Investment Companies	Swaps**	Total
Dynamic VP HY Bond Fund	28%	71%	1%	100%

*	Cash, cash equivalents and other assets less liabilities.

**	Unrealized appreciation (depreciation) of swaps.

6	DIREXION DYNAMIC VP HY BOND FUND

Dynamic VP HY Bond Fund

Schedule of Investments

December 31, 2012

Shares		Value
INVESTMENT COMPANIES - 70.9%
53,700	iShares iBoxx $ Investment Grade Corporate Bond Fund	$6,503,607
128,650	iShares iBoxx $ High Yield Corporate Bond Fund	11,985,034
678,600	SPDR Barclays Capital High Yield Bond ETF	27,571,518

	TOTAL INVESTMENT COMPANIES (Cost $44,398,952)	$46,060,159

	TOTAL INVESTMENTS (Cost $44,398,952) - 70.9%	$46,060,159
	Other Assets in Excess of Liabilities - 29.1%(a)	18,898,541

	TOTAL NET ASSETS - 100.0%	$64,958,700

Percentages are stated as a percent of net assets.

(a) $3,090,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

December 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Capital, LLC	iShares iBoxx $ High Yield Corporate Bond Fund	168,000	$15,427,680	(0.41%)	5/13/2013	$594,841

The accompanying notes are an integral part of these financial statements.

DIREXION DYNAMIC VP HY BOND FUND	7

Statement of Assets and Liabilities

December 31, 2012

Dynamic VP HY Bond Fund
Assets:
Investments, at market value (Note 2)	$46,060,159
Cash	16,014,595
Receivables:
Investment securities sold	123,923
Deposits at broker for swaps	3,090,000
Unrealized appreciation on swaps	594,841
Dividends and interest	233,628

Total assets	66,117,146

Liabilities:
Payables:
Fund shares redeemed	562,786
Due to broker for swaps	510,000
Accrued investment advisory fees	31,174
Accrued operating services fees	29,933
Accrued distribution expense	13,602
Accrued shareholder servicing fees	10,885
Accrued expenses and other liabilities	66

Total liabilities	1,158,446

Net Assets	$64,958,700

Net Assets Consist Of:
Capital stock	66,127,046
Undistributed net investment income	148,100
Accumulated net realized loss	(3,572,494)
Net unrealized appreciation (depreciation) on:
Investments	1,661,207
Swaps	594,841

Total Net Assets	$64,958,700

Calculation of Net Asset Value Per Share:
Net assets	$64,958,700
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	4,084,115
Net asset value, redemption and offering price per share	$15.9052

Cost of Investments	$44,398,952

The accompanying notes are an integral part of these financial statements.

8	DIREXION DYNAMIC VP HY BOND FUND

Statement of Operations

For the Year Ended December 31, 2012

Dynamic VP HY Bond Fund
Investment income:
Dividend income	$2,577,249

Total investment income	2,577,249

Expenses:
Investment advisory fees	370,790
Operating services fees	272,081
Distribution expenses	123,597
Shareholder servicing fees	98,877

Total expenses before waiver	865,345
Less: Expenses waived by Adviser	(74,158)

Total expenses	791,187

Net investment income	1,786,062

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(42,459)
Swaps	149,434

106,975

Capital gain distributions from investment companies	477

Change in net unrealized appreciation (depreciation) on:
Investments	962,329
Swaps	472,738

1,435,067

Net realized and unrealized gain on investments	1,542,519

Net increase in net assets resulting from operations	$3,328,581

The accompanying notes are an integral part of these financial statements.

DIREXION DYNAMIC VP HY BOND FUND	9

Statements of Changes in Net Assets

	Dynamic VP HY Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in net assets from:
Operations:
Net investment income	$1,786,062	$538,900
Net realized gain (loss) on investments and swaps	106,975	(1,482,329)
Capital gain distributions from investment companies	477	110,979
Change in net unrealized appreciation (depreciation) on investments and swaps	1,435,067	911,923

Net increase in net assets resulting from operations	3,328,581	79,473

Distributions to shareholders:
Net investment income	(1,772,998)	(1,363,761)

Total distributions to shareholders	(1,772,998)	(1,363,761)

Capital share transactions:
Total increase in net assets from capital share transactions(a)	22,326,220	14,243,498

Total increase in net assets	23,881,803	12,959,210

Net assets:
Beginning of year	41,076,897	28,117,687

End of year	$64,958,700	$41,076,897

Undistributed net investment income, end of year	$148,100	$135,036

(a)	Summary of capital share transactions is as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Shares sold	12,343,730	$190,292,818	8,912,879	$139,780,841
Shares issued in reinvestment of distributions	114,657	$1,772,998	86,976	$1,363,761
Shares redeemed	(11,087,767)	$(169,739,596)	(7,995,158)	$(126,901,104)

Total net increase from capital share transactions	1,370,620	$22,326,220	1,004,697	$14,243,498

The accompanying notes are an integral part of these financial statements.

10	DIREXION DYNAMIC VP HY BOND FUND

Financial Highlights

December 31, 2012

													Ratios to Average Net Assets
	Net Asset Value, Beginning of Year		Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Year		Total Return[2]		Net Assets, End of Year (,000)	Including Short Dividends		Excluding Short Dividends		Net Investment Income (Loss) After Expense Waiver		Portfolio Turnover Rate[3]
													Total Expenses[9]	Net Expenses[9]	Total Expenses[9]	Net Expenses[9]
Dynamic VP HY Bond Fund
Year Ended December 31, 2012	$15.1380	[4]	$0.5606	$0.7913	$1.3519	$(0.5847)	$(0.5847)	$15.9052		9.13%		$64,959	—	—	1.75%	1.60%	3.61%	[5]	369%
Year Ended December 31, 2011	16.45		0.3217	0.4193	0.7410	(2.0530)	(2.0530)	15.1380	[4]	4.94%		41,077	—	—	1.82%	1.78%	1.98%	[6]	803%
Year Ended December 31, 2010	17.31		(0.04)	0.69	0.65	(1.51)	(1.51)	16.45		4.01%		28,118	—	—	1.85%	1.85%	(0.23%	)	985%
Year Ended December 31, 2009	16.37		(0.22)[7]	1.73	1.51	(0.57)	(0.57)	17.31		9.81%		41,183	1.77%	1.80%	1.77%	1.80%	(1.37%	)[8]	463%
Year Ended December 31, 2008	19.52		0.13	(2.05)	(1.92)	(1.23)	(1.23)	16.37		(9.98%	)	60,187	—	—	1.93%	1.75%	0.76%		50%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]

All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes or any fees and expenses imposed under the Contracts and Plans, which would increase overall fees and expenses. Please refer to your Contract or Plan prospectus for a description of those fees and expenses.

[3]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[4]	Effective September 15, 2011, the Fund began calculating its net asset value to four digits.
[5]	Net investment income (loss) ratio before fee waiver for the year ended December 31, 2012 was 3.46%.
[6]	Net investment income (loss) ratio before fee waiver for the year ended December 31, 2011 was 1.94%.
[7]	Net investment income (loss) before interest on short positions for the year ended December 31, 2009 was $(0.22).
[8]	The net investment income (loss) ratio included interest on short positions. The ratio excluding dividends on short positions for the year ended December 31, 2009 was (1.36%).
[9]	The total and net expense ratios exclude Acquired Fund Fees and Expenses.

DIREXION DYNAMIC VP HY BOND FUND	11

Dynamic VP HY Bond Fund

Notes to the Financial Statements

December 31, 2012

1.	ORGANIZATION

Direxion Insurance Trust (the “Trust”) was organized as a Massachusetts business trust on December 28, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has one series in operation, the Dynamic VP HY Bond Fund (the “Fund”), which is included in this report. The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Trust offers shares to unaffiliated life insurance separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life contracts. The Fund commenced operations on February 1, 2005.

The objective of the Fund is to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). However, on days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close all day, the Fund does not calculate its NAV, even if the NYSE is open for business. Similarly, on days the bond markets close early, the Fund calculates its NAV as of the SIFMA recommended closing time for the bond markets, subject to the discretion of Rafferty Asset Management, LLC (the “Adviser”). Equity securities, exchange-traded funds and over-the-counter securities are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation dates. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to the Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity. Short-term debt securities with a maturity of 60 days or less at the time of purchase and money market securities are valued using the amortized cost method. Other debt securities are valued by the Fund’s pricing service using mean prices or, if such prices are unavailable, by a matrix pricing method. Securities are fair valued by the Adviser under supervision of the Board of Trustees in the following scenarios: a) reliable market quotations are not readily available; b) the Fund’s pricing service does not provide a valuation for such securities; c) the Fund’s pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Adviser believes the market price is stale. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – The Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund follows authoritative standards of accounting for repurchase agreements, which modify the criteria for determining effective control of transferred assets and as a result certain repurchase agreements may now be accounted for as secured borrowings. During the year ended December 31, 2012, the Funds did not enter into repurchase agreements.

c) Swap Contracts – The Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional

12	DIREXION DYNAMIC VP HY BOND FUND

amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, the Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The Fund was invested in equity swap contracts at December 31, 2012.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps.”

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral on the Statement of Assets and Liabilities. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are collateralized daily directly to the Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty cannot meet its obligations the Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued in the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Fund has agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds.

d) Short Positions – The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. There were no securities sold short by the Fund during the year ended December 31, 2012.

e) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and

DIREXION DYNAMIC VP HY BOND FUND	13

maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Fund was not invested in futures contracts during the year ended December 31, 2012.

f) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for futures contracts, options on futures contracts, and short positions. The Fund was not invested in options on futures contracts during the year ended December 31, 2012.

g) Security Transactions – Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

h) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes. No provision for Federal income taxes has been made.

i) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received on money market funds, is recognized on an accrual basis. Expenses are charged to the Fund daily. Expenses are computed based on the Fund’s average daily net assets. For an additional discussion on expenses refer to Note 4.

j) Distributions to Shareholders – The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid by the Fund were ordinary income distributions of $1,640,172 and $1,496,587 during the years ended December 31, 2012 and the year ended December 31, 2011, respectively.

The Fund may designate as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2012. To the extent necessary to fully distribute such capital gains, the Fund may also designate earnings and profits distributed to shareholders on the redemption of shares.

14	DIREXION DYNAMIC VP HY BOND FUND

As of December 31, 2012, the components of distributable earnings of the Fund on a tax basis were as follows:

Tax cost of investments	$45,734,179
Gross Unrealized appreciation	1,671,827
Gross Unrealized depreciation	(1,345,847)

Net unrealized appreciation/(depreciation)	325,980

Undistributed ordinary income	148,100
Undistributed long-term capital gain	—

Total distributable earnings	148,100

Other accumulated gain/(loss)	(1,642,426)

Total accumulated earnings/(loss)	$(1,168,346)

The difference between the book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of unrealized gain/(loss) on derivative positions and capital loss carryover.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The Fund made no permanent tax adjustment for the year ended December 31, 2012.

A regulated investment company may elect for a taxable year to treat any portion of a qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses that occur during the portion of the Fund’s taxable year subsequent to October 31. For the year ended December 31, 2012, the Fund did not defer any qualified late-year losses.

Under current law, the Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If the Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

As of December 31, 2012, the Fund has $131,212 of short-term capital losses and $57,570 of long-term capital losses without expiration.

As of December 31, 2012, the Fund had capital loss carryforwards on a tax basis subject to expiration of:

Expires
12/31/2016	12/31/2018	Total
$2,013,282	$26,508	$2,039,790

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2012, open Federal and state income tax years include the tax years ended December 2009 through December 2012. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

k) Guarantees and Indemnifications – In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnification provisions pursuant to which the Fund agrees to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Fund has not had prior claims or losses in connection with these provisions and believes the risk of loss is remote.

DIREXION DYNAMIC VP HY BOND FUND	15

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the year ended December 31, 2012, the aggregate purchases and sales of investments in the Fund were $165,547,202 and $147,291,493, respectively. These amounts do not include short-term investments or swap contracts.

There were no purchases or sales of long-term U.S. Government securities during the year ended December 31, 2012.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, at the annual rate of 0.75% of the Fund’s average daily net assets. Additionally, the Adviser has contractually agreed to waive a portion of this investment advisory fee at an annual rate of 0.15% of the Fund’s average daily net assets at least through May 1, 2014. The Adviser may not recoup these waived fees in the future.

Operating Services Agreement: The Fund has entered into an Operating Service Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds. In consideration for the services rendered pursuant to the Agreement, the Fund will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.55%. The monthly fee is calculated on an annualized basis on the average daily net assets of the Fund.

Distribution Expenses: The shares of the Fund are subject to an annual Rule 12b-1 fee of up to 0.25% of Fund’s average daily net assets. The fee is paid to the insurance company of the plan sponsor (i.e. various enrolled employers) for expenses incurred for distribution-related activities, on behalf of the Funds.

Shareholder Servicing Fees: The Board has also authorized the Fund to pay a shareholder servicing fee of 0.20% of the Fund’s average daily net assets. The Trust, on behalf of the Fund, pays the fee to financial institutions and other persons who provide services for and maintain shareholder accounts.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

5.	VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

16	DIREXION DYNAMIC VP HY BOND FUND

The follow is a summary of the inputs used to value the Fund’s net assets as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Investment Companies — Fixed Income	$46,060,159	$—	$—	$46,060,159
Other Financial Instruments*	$—	$594,841	$—	$594,841

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For further detail on each asset class, see Schedule of Investments.

The Fund also follows authoritative accounting standards which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the years ended December 31, 2012 and December 31, 2011, respectively. The Fund held no Level 3 securities during the year ended December 31, 2012 or during the year ended December 31, 2011. It is the Fund’s policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Fund follows authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards require disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Fund may use derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of December 31, 2012, the fund was invested in long equity swap contracts.

At December 31, 2012, the fair value of derivative instruments, by primary risk, was as follows:

Asset derivatives
	Credit Risk	Interest Rate Risk	Total
Swap contracts[1]	$594,841	$—	$594,841

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on swaps.

Transactions in derivative instruments, by primary risk, during the year ended December 31, 2012, were as follows:

	Credit Risk	Interest Rate Risk	Total
Net Realized gain[1]
Swap contracts	$90,936	$58,498	$149,434

Change in net unrealized appreciation (depreciation)[2]
Swap contracts	$545,767	$(73,029)	$472,738

[1]	Statement of Operations location: Net realized gain (loss) on swaps.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

DIREXION DYNAMIC VP HY BOND FUND	17

For the year ended December 31, 2012, the quarterly average gross notional amount of the long equity swap contracts held by the Fund was $10,446,018. The Fund utilized this volume of derivatives to obtain exposure to high yield debt instruments early in the period but reduced exposure of these derivatives towards the middle of the period.

7.	NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board issued improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. These disclosures also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the financial statements.

8.	SUBSEQUENT EVENTS

The Fund has adopted authoritative standards of accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Fund has evaluated subsequent events through the issuance of the Fund’s financial statements and have determined there is no impact to the Fund’s financial statements.

18	DIREXION DYNAMIC VP HY BOND FUND

DIREXION FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Direxion Insurance Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Direxion VP HY Bond Fund (one of the portfolios constituting the Direxion Insurance Trust (the “Fund”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Direxion VP HY Bond Fund (one of the portfolios constituting the Direxion Insurance Trust) at December 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2013

DIREXION DYNAMIC VP HY BOND FUND	19

ADDITIONAL INFORMATION

(UNAUDITED)

For the period ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was 0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2012 was 0%.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

20	DIREXION DYNAMIC VP HY BOND FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

Provided below is a summary of certain of the factors the Board considered at its August 15, 2012 Board meeting in renewing the Advisory Agreement (“Agreement”) between Rafferty Asset Management, LLC (“Rafferty”) and the Direxion Insurance Trust (“Insurance Trust”) on behalf of the Dynamic VP HY Bond Fund (“Fund”), a series of the Insurance Trust. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreement, the Board considered the best interests of the Fund. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2012, to consider this contract renewal.

The Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided or to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the Insurance Trust since its inception and has developed expertise in managing the Fund. The Board also noted that Rafferty trades efficiently, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Fund and meet its expense reimbursement obligations, if any. The Board also considered Rafferty’s recent appointment of a new Chief Compliance Officer and utilization of the services of an independent compliance consulting firm who will support Rafferty’s Chief Compliance Officer. They noted that reports from both the Chief Compliance Officer and the independent compliance firm have been and will continue to be provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Fund, including oversight of the Fund’s service providers. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Fund under the Agreement were fair and reasonable.

Performance of the Fund. The Board evaluated the performance of the Fund relative to: (1) its benchmark index for year-to-date, one-year, three-year, five-year and since inception periods ended June 30, 2012; and (2) the average performance of the relevant Morningstar peer fund universe for monthly and annual periods ended June 30, 2012.

With respect to the Fund, the Board considered management’s description of the performance of the Morningstar universe of high yield bond funds. The Board also considered that, as of June 30, 2012, the Fund underperformed the average of its relevant Morningstar peer funds for all periods presented. In this regard, the Board noted that, partly in response to the underperformance of the Fund, the portfolio manager and investment strategy for the Fund was changed in October 2010 and that the Fund’s performance had improved since that time. The Board noted Rafferty’s representation that the Fund does not limit how often investors may buy or sell shares of the Fund and that the Fund may experience large shareholder redemptions. The Board also noted Rafferty’s representation that, in order to handle frequent and large shareholder redemptions, the Fund does not invest directly in high yield bonds, but rather invests primarily in ETFs or other derivatives that provide exposure to the high yield market, and that the costs of investing in these more liquid investments are higher than directly investing in high yield debt instruments, which could account for a difference in the Fund’s return versus its benchmark.

Costs of Services Provided to the Fund and Profits Realized. The Board considered the overall fees paid to Rafferty on an annual basis since the Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. With respect to the Fund, the Board considered that the Fund’s total expenses and advisory fee rate were above the median of its relevant Morningstar fund universe. In this regard, the Board noted that that Rafferty had contractually agreed to limit the total expenses for the most recent fiscal years for the Fund via fee waivers and/or expense limitations. The Board also considered the overall profitability of Rafferty’s investment business and its

DIREXION DYNAMIC VP HY BOND FUND	21

representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreement were fair and reasonable.

Economies of Scale. The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, any further reduction in fee rates or addition of breakpoints were not necessary at this time.

Other Benefits. The Board considered Rafferty’s representation that its relationship with the Fund has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Fund was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

22	DIREXION DYNAMIC VP HY BOND FUND

Direxion Insurance Trust

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	21	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	143	None.

Gerald E. Shanley III Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	143	None.

John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	143	Director, MainStay VP Fund Series, The MainStay Funds, The MainStay Funds Trust; Director ICAP Funds, Inc; Director, Eclipse Funds, Inc., Eclipse Funds; (66 Funds Total)

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.
(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 44 of the 121 funds currently registered with the SEC.

DIREXION DYNAMIC VP HY BOND FUND	23

Direxion Insurance Trust

TRUSTEES AND OFFICERS

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill(1) Age: 44	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	121	N/A

Christopher Lewis Age: 42	Chief Compliance Officer(3)	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009 – present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Patrick J. Rudnick 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 36	Secretary(3)	One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP, May – August 2008; Vice President, U.S. Bancorp Fund Services, LLC, November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.
(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 44 of the 121 funds currently registered with the SEC.

(3)	Effective September 1, 2012, Ms. Brickl replaced Mr. Lewis as Chief Compliance Officer.

24	DIREXION DYNAMIC VP HY BOND FUND

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the annual report.

DIREXION INSURANCE TRUST

ANNUAL REPORT DECEMBER 31, 2012

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  (800) 851-0511  www.direxionfunds.com

Investment Adviser

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, New York 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$21,800	$21,800
Audit-Related Fees	—	—
Tax Fees	5,250	5,000
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	—	—
Registrant’s Investment Adviser	—	—

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Direxion Insurance Trust

By (Signature and Title)*	/s/ Daniel O’Neill
Daniel D. O’Neill, Chief Executive Officer

Date 3/1/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	Daniel O’Neill
Daniel D. O’Neill, Chief Executive Officer

Date 3/1/2013

By (Signature and Title)*	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date 3/1/2013

*	Print the name and title of each signing officer under his or her signature.